OMNIQ Corp. Announces OTC Symbol Change to “OMQS”

Symbol Change Reflects Recent Name Change From Quest Solution Inc. to OMNIQ Corp.

Salt Lake City, UT, December 17, 2019 –OMNIQ Corp. (OTCQB: QUES) (“OMNIQ” or “the Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based solutions, announced today that the Financial Industry Regulatory Authority (“FINRA”), has approved a change in the Company’s stock symbol on the OTC Markets. Effective December 18, 2019, the Company’s common shares will begin trading on the OTC Markets under the symbol “OMQS”. The previous trading symbol was “QUES”, followed by a 20-day period when the stock traded as “QUESD”. There is no action required by current shareholders in connection with this change.

Shai Lustgarten, CEO of OMNIQ Corp. commented, “With the recent rebranding of our corporate entity to OMNIQ Corp., we’re pleased to have received approval to change our ticker symbol to OMQS, which complements our name change and aligns our ticker with our corporate brand as we pursue a national exchange listing. We are excited about the marketplace interest we’re seeing for our industry leading AI-machine vision capabilities and remain focused on providing viable solutions to our existing Fortune 500 customer base and growing our footprint in the markets we serve.”

About OMNIQ Corp.

OMNIQ Corp. operates two divisions, HTS Image Processing and Quest Solution. HTS Image Processing is a leading provider of computer vision image processing-based solutions using patented and proprietary AI technology to provide real-time surveillance and monitoring for homeland security, traffic & parking management, law enforcement and access control applications as well as supply chain management.

Quest Solution provides supply chain solutions, specializing in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. The Company’s mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. OMNIQ’s customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food/beverage, transportation and logistics, healthcare and chemicals/gas/ oil.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc.’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, risks related to the sale of Quest Solution Canada Inc. to Viascan Group Inc. and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

John Nesbett/Jen Belodeau

IMS Investor Relations

203.972.9200

jnesbett@institutionalms.com